UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02090
Van Kampen Bond Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 6/30
Date of reporting period: 6/30/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

June 30, 2009

MUTUAL FUNDS Van Kampen Bond Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Bond Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of June 30, 2009.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 6/30/09 (Unaudited)

Bond Fund
Symbol: VBF
Average Annual	Based on	Based on
Total Returns	Market Price	NAV

10-year	6.16%	5.68%

5-year	6.07	4.57

1-year	10.29	4.74

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns, net asset value (NAV) and common share market price will fluctuate and fund shares, when sold, may be worth more or less than their original cost.

The NAV per share is determined by dividing the value of the fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the fund’s dividend reinvestment plan, and sale of all shares at the end of the period. Periods of less than one year are not annualized.

The Lehman Brothers BBB Corporate Bond Index, which has been shown in the Fund’s previous shareholder reports, changed its name to Barclays Capital BBB Corporate Bond Index as of November 3, 2008. The Barclays Capital BBB Corporate Bond Index is generally representative of corporate bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended June 30, 2009

Market Conditions

The first half of the 12-month reporting period was one of the worst periods in the history of the financial markets as deteriorating economic and credit conditions eroded investor confidence and led to extreme losses in all sectors of the market. The downward spiral was triggered by the government takeover of mortgage giants Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers in September 2008. As a series of other takeovers and failures occurred in subsequent weeks, the credit markets became nearly paralyzed. Banks stopped lending, liquidity became scarce and short-term borrowing costs soared. Panic ensued and investors shed risky assets in favor of high quality Treasury securities, which led to significant spread widening in the corporate credit market.

In 2009, however, the outlook began to improve. Although economic conditions remained weak, the contraction in growth slowed. The gross domestic product (GDP) annualized growth rate reported during the period showed a decline of 5.5 percent in the first quarter of the year versus a 6.3 percent decline in the fourth quarter of 2008. At the same time, it appeared that many of the programs the government had introduced in late 2008 to enhance market liquidity were beginning to have an impact. Credit concerns eased, consumer confidence began to improve and the market regained its footing as investors began to assume risk again. These factors, coupled with improving news on the corporate front, led to a rebound in the corporate bond market, particularly in financials, which was the most beaten down sector in late 2008. Although the sector outpaced both industrials and utilities in recent months, spreads still remain wider than historical averages. Within the corporate credit market as a whole, renewed investor risk appetite led lower-quality issues to outperform higher-quality issues. In terms of issuance, volumes have been robust. In fact, the first half of 2009 saw the heaviest investment grade corporate bond issuance of any six-month period on record.

Performance Analysis

The Fund’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the Fund underperformed the Barclays Capital BBB Corporate Bond Index (the “Index”) but on a market price basis, the Fund outperformed the Index.

Total return for the 12-month period ended June 30, 2009

Based on	Based on	Barclays Capital BBB
NAV	Market Price	Corporate Bond Index

4.74%	10.29%	5.27%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The Fund’s performance for the 12-month reporting period was influenced primarily by the following factors.

•	In the first half of the period, the Fund held positions in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), neither of which are included in the Index. These holdings hindered returns as the sectors were negatively impacted by the spillover effects of the subprime mortgage crisis and weakening economy. It should be noted, however, that the ABS position has since been eliminated and the CMBS position was reduced to less than one percent of holdings.

•	The Fund held an underweight allocation to corporate credits. This underweight was beneficial early in the period as credit spreads widened significantly, but was disadvantageous in recent months as the market rallied. As signs of improvement in the market emerged in early 2009, we began to increase the position with a focus on larger financial names, which was beneficial, yet the Fund remained slightly underweight relative to the Index at period end. Additionally, a relatively greater focus on high quality bonds within the investment grade sector hindered performance as the lower quality spectrum outperformed for the period.

•	Within corporate credit, overweight allocations to the banking, food and beverage, insurance and media sectors were additive to relative returns as significant spread tightening in these sectors during the first half of 2009 led to their strong performance.

•	The Fund’s yield curve positioning was beneficial to relative performance. We employed tactical strategies involving interest rates swaps that were designed to take advantage of short-term rate movements across the yield curve. For example, as we entered the second quarter of 2009, the portfolio was positioned to benefit from a narrowing of the spread between yields on 10-year maturities and yields on long maturities. As this narrowing occurred, we unwound the position and at the end of May, initiated another position designed to benefit from a widening of the yield spread between these areas of the curve. Each of these trades was beneficial to performance.

In closing, we remind shareholders that the Fund’s Board of Trustees has approved a procedure whereby the Fund may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the Fund’s shares.

Market Outlook

As expected, the Federal Open Market Committee (FOMC) has left interest rates unchanged since their last reduction in the target federal funds rate in December 2008 and has maintained an accommodative position at each of its meetings this year. The official statement from their June 2009 meeting noted improved conditions in financial markets and some further signs of stabilization in household spending, but there was a note of caution as the Committee stated, “economic activity is likely to remain weak for a time.”

Overall, we believe broad economic stimulus, lower inventories, and easy capital conditions in both the consumer and business segments point to the potential for an upturn in the economy in the second half of 2009.

As we enter the third quarter, we will continue to closely monitor the market and seek to take advantage of emerging opportunities in the higher-quality credit space as they develop.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocations as of 6/30/09 (Unaudited)

AAA/Aaa	7.1%
AA/Aa	14.9
A/A	41.0
BBB/Baa	34.0
BB/Ba	2.9
CCC/Caa	0.1

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)

Banking	21.3%
Electric	8.3
Wireline	7.9
Noncaptive-Consumer Finance	5.3
Pharmaceuticals	4.6
United States Government Agency Obligations	4.4
Food/Beverage	4.0
Property & Casualty Insurance	3.7
Media-Cable	3.5
Pipelines	3.4
Life Insurance	3.2
Diversified Manufacturing	3.1
Independent Energy	2.5
Integrated Energy	2.2
Metals	2.0
Technology	1.8
Media-Noncable	1.6
Retailers	1.6
Tobacco	1.5
Wireless	1.4
Entertainment	1.2
Railroads	1.2
Health Insurance	0.8
Health Care	0.8
Supermarkets	0.7
Oil Field Services	0.7
Consumer Products	0.7
Asset Backed Securities	0.7
Construction Machinery	0.6
Collateralized Mortgage Obligation	0.6
Chemicals	0.6
Automotive	0.5
Building Materials	0.5
Restaurants	0.4
Aerospace & Defense	0.3
Foreign Government Obligations	0.3
REITS	0.2
Paper	0.2
Packaging	0.2
Other Utilities	0.1
(continued on next page)

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)
(continued from previous page)

General Purpose	0.1
Home Construction	0.1

Total Long-Term Investments	98.8
Total Short-Term Investments	1.2

Total Investments	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above.

Ratings are as a percentage of total long-term investments. Summary of Investments by Industry Classification is as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Portfolio Management

Van Kampen Bond Fund is managed by members of the Adviser’s Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. The current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Virginia Keehan, a Vice President of the Adviser, Joseph Mehlman, an Executive Director of the Adviser, and Christian G. Roth, a Managing Director of the Adviser.

Ms. Keehan has been associated with the Adviser in an investment management capacity since February 2004 and began managing the Fund in December 2008. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in December 2008. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in January 2009. All team members are responsible for the execution of the overall strategy of the Fund. The composition of the team may change from time to time.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Approval of Sub-Advisory Agreement. Effective as of January 6, 2009, the Fund’s investment adviser entered into an investment subadvisory agreement with Morgan Stanley Investment Management Limited (the “investment subadviser”) to assist the investment adviser in performing its investment advisory functions. Each of the investment adviser and the investment subadviser are wholly-owned subsidiaries of Morgan Stanley. As required by the Investment Company Act of 1940, at a meeting held on January 6, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment subadvisory agreement are fair and reasonable and approved the investment subadvisory agreement as being in the best interests of the Fund and its shareholders. Pursuant to the investment subadvisory agreement, personnel employed by the investment subadviser assist in providing portfolio management services to the Fund. The Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser and the services expected to be provided by the investment subadviser, focusing on the capability of the personnel of the investment subadviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees also considered that the new subadvisory arrangement would not materially change the Fund’s advisory relationship, the Fund’s advisory fee would remain the same, and there would be no decrease in the nature or level of the investment advisory services provided to the Fund. The Board of Trustees noted that entry into this new investment subadvisory agreement for the Fund is substantially similar to arrangements entered into by several other Van Kampen funds. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and, after considering all factors together, has determined, in the exercise of its business judgment that continuance of the investment advisory agreement with the investment adviser coupled with approval of the investment subadvisory agreement with the investment subadviser is in the best interests of the Fund and its shareholders.

Approval of Continuation of Advisory Agreement and Sub-Advisory Agreement. Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser.

These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Subsequent to the Board’s approval of the continuation of the advisory agreement and subadvisory agreement, the portfolio management personnel associated with the investment subadviser became associated with the investment adviser. As a result, the investment subadvisory agreement will no longer be required and will be terminated effective August 5, 2009.

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 92.0% Aerospace & Defense 0.3%
$615	Boeing Co.	6.000%	03/15/19	$671,857

	Automotive 0.5%
550	DaimlerChrysler NA Holding LLC	8.500	01/18/31	580,042
535	Harley-Davidson Funding Corp., Ser C (a)	6.800	06/15/18	464,917

				1,044,959

	Banking 21.2%
1,505	American Express Co.	8.125	05/20/19	1,564,432
485	American Express Credit Corp., Ser C	7.300	08/20/13	504,705
880	Bank of America Corp.	4.875	09/15/12	870,948
800	Bank of America Corp., Ser L	5.650	05/01/18	708,087
870	Bank of America Corp.	5.750	12/01/17	775,918
695	Bank of America Corp.	7.625	06/01/19	699,301
305	Bank of New York Mellon Corp.	4.500	04/01/13	310,642
510	Bank of New York Mellon Corp.	5.125	08/27/13	537,323
335	Barclays Bank PLC (United Kingdom) (a)	6.050	12/04/17	290,960
1,105	Barclays Bank PLC (United Kingdom)	6.750	05/22/19	1,097,859
945	BB&T Corp.	6.850	04/30/19	984,521
1,030	Bear Stearns Co., Inc.	5.550	01/22/17	955,990
315	Bear Stearns Co., Inc.	6.400	10/02/17	316,059
680	Bear Stearns Co., Inc.	7.250	02/01/18	717,858
525	Capital One Financial Corp.	6.750	09/15/17	503,086
90	Capital One Financial Corp.	7.375	05/23/14	92,901
1,075	Citigroup, Inc.	5.250	02/27/12	1,050,374
1,095	Citigroup, Inc.	5.875	05/29/37	858,156
1,450	Citigroup, Inc.	6.125	05/15/18	1,270,336
1,340	Citigroup, Inc.	8.500	05/22/19	1,365,362
430	Credit Suisse First Boston USA, Inc.	5.125	08/15/15	441,510
580	Credit Suisse New York (Switzerland)	5.000	05/15/13	593,465
925	Credit Suisse New York (Switzerland)	5.500	05/01/14	962,033
450	Credit Suisse New York (Switzerland)	6.000	02/15/18	449,994
4,895	Goldman Sachs Group, Inc.	6.150	04/01/18	4,773,584
1,320	Goldman Sachs Group, Inc.	6.750	10/01/37	1,176,911
1,080	HBOS PLC (United Kingdom) (a)	6.750	05/21/18	816,529
1,155	JPMorgan Chase & Co.	4.750	05/01/13	1,170,669
1,945	JPMorgan Chase & Co.	6.000	01/15/18	1,935,363
420	JPMorgan Chase & Co.	6.300	04/23/19	423,212
700	JPMorgan Chase & Co.	6.750	02/01/11	732,096
825	Merrill Lynch & Co., Inc.	5.450	02/05/13	803,612
2,415	Merrill Lynch & Co., Inc.	6.875	04/25/18	2,238,797
730	Merrill Lynch & Co., Inc.	7.750	05/14/38	679,957
335	Northern Trust Co.	6.500	08/15/18	365,114
465	PNC Bank NA	6.000	12/07/17	431,158
485	PNC Funding Corp.	6.700	06/10/19	501,133
210	Rabobank Nederland NV (Netherlands) (a) (b)	11.000	06/30/19	234,217
1,075	Sovereign Bancorp Inc. (c)	0.842	03/23/10	992,258

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Banking (Continued)
$670	Standard Chartered PLC (United Kingdom) (a)	5.500%	11/18/14	$684,512
340	State Street Corp.	4.300	05/30/14	336,505
985	UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	918,780
1,180	US Bancorp	4.200	05/15/14	1,194,638
4,670	Wells Fargo & Co.	5.625	12/11/17	4,604,447

				42,935,312

	Building Materials 0.5%
720	CRH America, Inc.	6.000	09/30/16	641,655
315	CRH America, Inc.	8.125	07/15/18	303,727

				945,382

	Chemicals 0.6%
585	E.I. Du Pont de Nemours & Co.	6.000	07/15/18	631,696
500	Potash Corp. of Saskatchewan, Inc. (Canada)	6.500	05/15/19	539,749

				1,171,445

	Construction Machinery 0.6%
350	Caterpillar Financial Services Corp.	4.900	08/15/13	349,002
295	Caterpillar, Inc.	7.900	12/15/18	340,817
520	John Deere Capital Corp.	5.750	09/10/18	531,529

				1,221,348

	Consumer Products 0.7%
375	Fortune Brands, Inc.	6.375	06/15/14	373,254
615	Philips Electronics NV (Netherlands)	5.750	03/11/18	620,965
365	Whirlpool Corp.	8.600	05/01/14	381,799

				1,376,018

	Diversified Manufacturing 3.1%
205	Brascan Corp. (Canada)	7.125	06/15/12	201,426
685	Brookfield Asset Management, Inc. (Canada)	5.800	04/25/17	567,719
385	Cooper Industries, Inc.	5.250	11/15/12	411,492
410	Emerson Electric Co.	4.875	10/15/19	410,957
670	Fisher Scientific International, Inc.	6.125	07/01/15	673,346
3,475	General Electric Co.	5.250	12/06/17	3,418,336
170	Honeywell International, Inc.	5.700	03/15/37	174,668
470	ITT Corp.	6.125	05/01/19	483,926

				6,341,870

	Electric 8.2%
1,055	AES Corp.	8.000	06/01/20	952,138
385	Carolina Power & Light Co.	5.150	04/01/15	405,533
150	CMS Energy Corp.	6.300	02/01/12	146,227
480	Consumers Energy Co.	5.800	09/15/35	441,428
315	Dominion Resources, Inc., Ser B	7.000	06/15/38	344,706
525	DTE Energy Co.	7.625	05/15/14	548,475
470	Electricite de France SA (France) (a)	6.950	01/26/39	529,436
475	Enel Finance International SA (Luxembourg) (a)	6.250	09/15/17	496,729
495	E.ON International Finance BV (Netherlands) (a)	5.800	04/30/18	515,892
1,030	Exelon Corp.	6.750	05/01/11	1,075,539
215	Florida Power Corp.	5.800	09/15/17	232,489

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Electric (Continued)
$815	FPL Group Capital, Inc.	6.000%	03/01/19	$877,000
725	Georgia Power Co.	5.950	02/01/39	762,726
255	Indianapolis Power & Light Co. (a)	6.300	07/01/13	255,147
635	NiSource Finance Corp.	6.800	01/15/19	596,068
1,160	Ohio Edison Co.	6.400	07/15/16	1,186,522
1,215	Ohio Power Co., Ser K	6.000	06/01/16	1,239,230
685	Pacific Gas & Electric Co.	5.625	11/30/17	726,279
175	Pacific Gas & Electric Co.	6.250	03/01/39	187,681
825	PPL Energy Supply LLC	6.500	05/01/18	838,951
250	Progress Energy Carolina	5.300	01/15/19	261,486
340	Progress Energy, Inc.	7.050	03/15/19	377,903
205	Public Service Co. of Colorado, Ser 17	6.250	09/01/37	225,675
300	Public Service Co. of Colorado	6.500	08/01/38	341,448
570	Public Service Electric & Gas Co., Ser B	5.125	09/01/12	590,549
410	Southwestern Public Service Co., Ser G	8.750	12/01/18	493,503
570	Union Electric Co.	6.400	06/15/17	586,166
1,030	Virginia Electric & Power Co.	8.875	11/15/38	1,384,795

				16,619,721

	Entertainment 1.2%
1,040	Time Warner, Inc.	5.875	11/15/16	1,026,441
675	Time Warner, Inc.	6.500	11/15/36	592,843
320	Time Warner, Inc.	7.700	05/01/32	315,286
605	Viacom, Inc.	6.875	04/30/36	559,014

				2,493,584

	Food/Beverage 4.0%
290	Anheuser-Busch Cos, Inc.	5.500	01/15/18	280,521
435	Anheuser-Busch InBev Worldwide, Inc. (a)	5.375	11/15/14	439,386
305	Anheuser-Busch InBev Worldwide, Inc. (a)	7.200	01/15/14	328,229
70	Anheuser-Busch InBev Worldwide, Inc. (a)	8.200	01/15/39	78,189
495	Bacardi Ltd. (Bermuda) (a)	8.200	04/01/19	543,089
300	Bunge Ltd. Finance Corp.	8.500	06/15/19	314,223
730	ConAgra Foods, Inc.	7.000	10/01/28	727,219
545	ConAgra Foods, Inc.	8.250	09/15/30	609,511
135	Constellation Brands, Inc.	7.250	09/01/16	125,550
325	Diageo Capital PLC (United Kingdom)	5.875	09/30/36	331,423
720	Diageo Capital PLC (United Kingdom)	7.375	01/15/14	815,440
635	Dr. Pepper Snapple Group, Inc.	6.820	05/01/18	672,638
135	General Mills, Inc.	5.250	08/15/13	142,717
670	General Mills, Inc.	5.650	02/15/19	701,559
615	Kraft Foods, Inc.	6.125	02/01/18	636,920
175	Kraft Foods, Inc.	6.125	08/23/18	181,547
255	Kraft Foods, Inc.	6.875	02/01/38	270,606
850	Kraft Foods, Inc.	6.875	01/26/39	902,650

				8,101,417

	Health Care 0.8%
240	HCA, Inc. (a)	8.500	04/15/19	236,400

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Health Care (Continued)
$990	Medco Health Solutions, Inc.	7.125%	03/15/18	$1,044,237
300	Tenet Healthcare Corp.	7.375	02/01/13	271,500

				1,552,137

	Health Insurance 0.8%
150	Aetna, Inc.	6.500	09/15/18	150,520
1,260	UnitedHealth Group, Inc.	6.000	02/15/18	1,211,246
200	WellPoint, Inc.	7.000	02/15/19	207,114

				1,568,880

	Home Construction 0.1%
175	Pulte Homes, Inc.	6.375	05/15/33	116,375

	Independent Energy 2.5%
290	Apache Corp.	6.900	09/15/18	332,599
525	Devon Financing Corp., ULC (Canada)	7.875	09/30/31	619,945
945	EnCana Corp. (Canada)	6.500	02/01/38	971,370
265	Gaz Capital SA (Luxembourg) (a)	6.510	03/07/22	200,075
290	Newfield Exploration Co.	7.125	05/15/18	264,987
320	Plains Exploration & Production Co.	7.625	06/01/18	288,800
1,005	Questar Market Resources, Inc.	6.800	04/01/18	948,456
835	XTO Energy, Inc.	5.500	06/15/18	838,186
555	XTO Energy, Inc.	6.500	12/15/18	596,484

				5,060,902

	Integrated Energy 2.2%
515	Chesapeake Energy Corp.	7.625	07/15/13	491,825
2,525	ConocoPhillips	6.500	02/01/39	2,696,811
630	Marathon Oil Corp.	5.900	03/15/18	632,722
660	Petro-Canada (Canada)	6.800	05/15/38	652,685

				4,474,043

	Life Insurance 3.1%
265	ACE INA Holdings, Inc.	5.900	06/15/19	266,119
540	Aflac, Inc.	8.500	05/15/19	577,979
615	Lincoln National Corp.	8.750	07/01/19	621,234
75	MetLife, Inc.	5.700	06/15/35	65,714
70	MetLife, Inc.	6.750	06/01/16	71,361
50	MetLife, Inc., Ser A	6.817	08/15/18	50,440
530	MetLife, Inc., Ser B	7.717	02/15/19	567,877
785	MetLife, Inc. (d)	10.750	08/01/39	784,851
585	Nationwide Financial Services, Inc.	6.250	11/15/11	592,299
830	Principal Financial Group, Inc.	8.875	05/15/19	872,783
390	Prudential Financial, Inc.	6.625	12/01/37	338,886
645	Prudential Financial, Inc.	7.375	06/15/19	634,378
1,005	Xlliac Global Funding (a)	4.800	08/10/10	936,192

				6,380,113

	Media-Cable 3.5%
90	Comcast Cable Communications, Inc.	7.125	06/15/13	99,086
1,945	Comcast Corp.	5.700	05/15/18	1,958,823

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Media-Cable (Continued)
$485	Comcast Corp.	6.450%	03/15/37	$479,512
365	Comcast Corp.	6.500	01/15/15	387,599
425	COX Communications, Inc. (a)	8.375	03/01/39	475,259
250	CSC Holdings, Inc.	7.625	07/15/18	232,812
175	DirecTV Holdings LLC	6.375	06/15/15	162,750
805	DirecTV Holdings LLC	7.625	05/15/16	786,888
1,305	Time Warner Cable, Inc.	6.750	07/01/18	1,361,534
310	Time Warner Cable, Inc.	6.750	06/15/39	302,672
295	Time Warner Cable, Inc.	8.250	04/01/19	335,286
455	Time Warner Cable, Inc.	8.750	02/14/19	530,939

				7,113,160

	Media-Noncable 1.6%
660	CBS Corp.	8.875	05/15/19	644,278
520	Grupo Televisa SA (Mexico)	6.000	05/15/18	492,862
325	News America, Inc.	6.400	12/15/35	285,291
620	News America, Inc.	6.650	11/15/37	559,366
200	Thomson Reuters Corp. (Canada)	6.500	07/15/18	208,499
980	WPP Finance UK (United Kingdom)	8.000	09/15/14	996,262

				3,186,558

	Metals 2.0%
220	Alcoa, Inc.	5.870	02/23/22	173,175
335	Alcoa, Inc.	6.750	07/15/18	297,687
1,010	ArcelorMittal (Luxembourg)	6.125	06/01/18	885,203
1,095	ArcelorMittal (Luxembourg)	9.850	06/01/19	1,183,632
705	Rio Tinto Finance USA Ltd. (Australia)	6.500	07/15/18	706,602
385	Teck Resources Ltd. (Canada) (a)	10.250	05/15/16	403,783
410	Vale Overseas Ltd. (Cayman Islands)	6.875	11/21/36	390,322

				4,040,404

	Noncaptive-Consumer Finance 5.3%
1,650	American General Finance Corp.	4.625	09/01/10	1,249,248
710	Ameriprise Financial, Inc.	7.300	06/28/19	727,831
665	CIT Group, Inc.	5.650	02/13/17	375,706
4,710	General Electric Capital Corp.	5.625	05/01/18	4,462,216
320	General Electric Capital Corp.	5.875	01/14/38	254,008
855	HSBC Finance Corp.	5.500	01/19/16	805,441
2,125	HSBC Finance Corp.	6.750	05/15/11	2,185,858
770	SLM Corp. (c)	1.252	07/26/10	699,074

				10,759,382

	Oil Field Services 0.7%
785	Transocean, Inc. (Cayman Islands)	6.000	03/15/18	817,479
650	Weatherford International, Inc.	6.350	06/15/17	644,661

				1,462,140

	Other Utilities 0.1%
375	CenterPoint Energy Resources Corp.	6.250	02/01/37	282,931

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Packaging 0.2%
$390	Sealed Air Corp. (a)	7.875%	06/15/17	$387,083

	Paper 0.2%
105	Georgia-Pacific LLC (a)	8.250	05/01/16	102,375
375	International Paper Co.	9.375	05/15/19	382,871

				485,246

	Pharmaceuticals 4.5%
360	Amgen, Inc.	5.700	02/01/19	380,506
670	Amgen, Inc.	5.850	06/01/17	712,069
240	AstraZeneca PLC (United Kingdom)	5.900	09/15/17	257,419
415	AstraZeneca PLC (United Kingdom)	6.450	09/15/37	461,627
620	Biogen Idec, Inc.	6.875	03/01/18	629,196
400	Bristol-Myers Squibb Co.	6.125	05/01/38	433,760
905	Hospira, Inc. (c)	1.708	03/30/10	897,069
205	Hospira, Inc.	6.400	05/15/15	216,058
1,030	Merck & Co., Inc.	5.000	06/30/19	1,044,943
2,465	Pfizer, Inc.	6.200	03/15/19	2,700,748
940	Roche Holdings, Inc. (a)	6.000	03/01/19	1,004,150
425	Schering-Plough Corp.	6.000	09/15/17	453,362

				9,190,907

	Pipelines 3.3%
225	CenterPoint Energy Resources Corp.	7.875	04/01/13	240,194
276	Colorado Interstate Gas Co.	6.800	11/15/15	284,911
390	DCP Midstream LLC (a)	6.750	09/15/37	324,898
295	Enterprise Products Operating LLC	6.500	01/31/19	300,340
720	Enterprise Products Operating LP, Ser B	5.600	10/15/14	740,811
305	Florida Gas Transmission Co., LLC (a)	7.900	05/15/19	335,804
560	Kinder Morgan Energy Partners LP	5.850	09/15/12	584,238
125	Kinder Morgan Energy Partners LP	5.950	02/15/18	122,563
559	Kinder Morgan, Inc.	6.500	09/01/12	549,217
885	Plains All American Pipeline LP	6.700	05/15/36	800,268
755	Texas Eastern Transmission LP	7.000	07/15/32	796,480
985	TransCanada Pipelines Ltd. (Canada)	6.200	10/15/37	1,011,823
130	Transcontinental Gas Pipe Line Corp.	6.050	06/15/18	130,475
525	Transcontinental Gas Pipe Line Corp.	8.875	07/15/12	577,629

				6,799,651

	Property & Casualty Insurance 3.7%
755	Ace INA Holdings, Inc.	5.600	05/15/15	765,214
1,445	AIG SunAmerica Global Financing VI (a)	6.300	05/10/11	1,358,085
690	Allstate Corp.	7.450	05/16/19	747,801
1,055	American Financial Group, Inc.	9.875	06/15/19	1,056,986
1,095	Berkshire Hathaway Finance Corp.	5.400	05/15/18	1,130,418
190	Chubb Corp.	5.750	05/15/18	197,416
370	Farmers Exchange Capital (a)	7.050	07/15/28	256,695
980	Farmers Insurance Exchange Surplus (a)	8.625	05/01/24	792,169
620	Travelers Cos., Inc.	5.800	05/15/18	638,387

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Property & Casualty Insurance (Continued)
$455	Travelers Cos., Inc.	5.900%	06/02/19	$469,635
1,035	Two-Rock Pass Through Trust (Bermuda) (a) (c)	1.896	02/11/49	3,364

				7,416,170

	Railroads 1.2%
455	Canadian National Railway Co. (Canada)	5.550	03/01/19	472,320
605	Norfolk Southern Corp. (a)	5.750	01/15/16	627,486
745	Union Pacific Corp.	5.450	01/31/13	772,963
575	Union Pacific Corp.	6.125	02/15/20	597,380

				2,470,149

	REITS 0.2%
485	Simon Property Group LP	6.750	05/15/14	487,829

	Restaurants 0.4%
170	Yum! Brands, Inc.	6.250	03/15/18	175,206
630	Yum! Brands, Inc.	6.875	11/15/37	637,024

				812,230

	Retailers 1.6%
205	CVS Pass-Through Trust (a)	8.353	07/10/31	205,615
1,085	Home Depot, Inc.	5.400	03/01/16	1,084,568
400	Wal-Mart Stores, Inc.	5.250	09/01/35	382,717
830	Wal-Mart Stores, Inc.	5.800	02/15/18	905,700
535	Wal-Mart Stores, Inc.	6.500	08/15/37	599,861

				3,178,461

	Supermarkets 0.7%
574	Delhaize America, Inc.	9.000	04/15/31	698,642
70	Delhaize Group (Belgium)	5.875	02/01/14	71,939
390	Kroger Co.	5.000	04/15/13	399,309
280	Kroger Co.	6.400	08/15/17	297,321

				1,467,211

	Technology 1.7%
515	Cisco Systems, Inc.	5.900	02/15/39	508,925
465	Corning, Inc.	6.625	05/15/19	476,091
190	Corning, Inc.	7.250	08/15/36	184,827
565	Fiserv, Inc.	6.800	11/20/17	572,302
200	IBM Corp.	8.000	10/15/38	259,715
770	KLA Instruments Corp.	6.900	05/01/18	693,387
935	Xerox Corp.	6.350	05/15/18	835,849

				3,531,096

	Tobacco 1.5%
260	Altria Group, Inc.	9.250	08/06/19	292,448
340	Altria Group, Inc.	9.700	11/10/18	390,409
410	Altria Group, Inc.	10.200	02/06/39	485,718
350	BAT International Finance PLC (United Kingdom) (a)	9.500	11/15/18	412,032
680	Lorillard Tobacco Co.	8.125	06/23/19	704,840

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Tobacco (Continued)
$595	Philip Morris International, Inc.	5.650%	05/16/18	$624,762
115	Philip Morris International, Inc.	6.375	05/16/38	122,769

				3,032,978

	Wireless 1.4%
400	Rogers Communications, Inc. (Canada)	6.800	08/15/18	429,543
1,375	Verizon Wireless Capital LLC (a)	5.550	02/01/14	1,461,211
890	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	905,344

				2,796,098

	Wireline 7.8%
3,075	AT&T Corp.	8.000	11/15/31	3,559,011
495	AT&T, Inc.	6.300	01/15/38	479,845
155	AT&T, Inc.	6.550	02/15/39	155,228
560	CenturyTel, Inc.	6.000	04/01/17	506,159
590	Citizens Communications Co.	7.125	03/15/19	505,925
360	Deutsche Telekom International Finance BV (Netherlands)	6.000	07/08/19	363,882
225	Deutsche Telekom International Finance BV (Netherlands)	6.750	08/20/18	239,204
440	Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	516,457
510	France Telecom SA (France)	8.500	03/01/31	656,841
365	Qwest Corp.	6.500	06/01/17	323,025
210	Qwest Corp.	6.875	09/15/33	154,350
1,030	SBC Communications, Inc.	6.150	09/15/34	980,842
1,850	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	1,874,640
90	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	91,394
1,670	Telefonica Europe BV (Netherlands)	8.250	09/15/30	2,073,278
1,255	Verizon Communications, Inc.	5.500	02/15/18	1,248,468
130	Verizon Communications, Inc.	6.350	04/01/19	135,483
490	Verizon Communications, Inc.	6.900	04/15/38	512,803
1,155	Verizon Communications, Inc.	8.950	03/01/39	1,462,970

				15,839,805

	Total Corporate Bonds 92.0%			186,814,852

	United States Treasury Obligations 4.4%
3,995	United States Treasury Bond (STRIPS)	*	11/15/19	2,627,184
5,050	United States Treasury Bond (STRIPS)	*	11/15/20	3,091,524
3,835	United States Treasury Bond (STRIPS)	*	05/15/21	2,279,532
883	United States Treasury Inflation Indexed Bond	3.625	04/15/28	1,077,026

	Total United States Treasury Obligations 4.4%			9,075,266

	Asset Backed Securities 0.7%
440	America West Airlines, Inc.	7.100	04/02/21	338,482
1,148	CVS Lease Pass-Through Trust (a)	6.036	12/10/28	983,605

	Total Asset Backed Securities 0.7%			1,322,087

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Collateralized Mortgage Obligations 0.6%
$400	Banc of America Commercial Mortgage, Inc., Ser 2007 (b)	5.745%	02/10/51	$323,753
700	Bear Stearns Commercial Mortgage Securities (b)	5.471	01/12/45	583,233
350	LB–UBS Commercial Mortgage Trust	5.372	09/15/39	284,683

	Total Collateralized Mortgage Obligations 0.6%			1,191,669

	Foreign Government Obligations 0.3%
535	Republic of Korea Note (Republic of Korea (South Korea))	7.125	04/16/19	578,104

	Municipal Bonds 0.1% California 0.1%
245	California St Taxable Var Purp 3	5.950	04/01/16	235,697

	Total Long-Term Investments 98.1% (Cost 198,013,876)			199,217,675

Short-Term Investments 1.1% Repurchase Agreements 0.4%
Banc of America Securities (45,890 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at 45,890)				45,890
JPMorgan Chase & Co. (775,104 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at 775,105)				775,104
State Street Bank & Trust Co. (6 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at 6)				6

Total Repurchase Agreements 0.4%				821,000

United States Government Agency Obligations 0.7%
United States Treasury Bill (1,420,000 par, yielding 0.274%, 11/12/09 maturity) (e)				1,418,573

Total Short-Term Investments 1.1% (Cost 2,239,573)				2,239,573

Total Investments 99.2% (Cost 200,253,449)				201,457,248

Other Assets in Excess of Liabilities 0.8%				1,528,745

Net Assets 100.0%				$202,985,993

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)	Variable Rate Coupon

(c)	Floating Rate Coupon

(d)	Security purchased on a when-issued or delayed delivery basis.

(e)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

STRIPS—Separate Trading of Registered Interest and Principal of Securities

Futures contracts outstanding as of June 30, 2009:

		Unrealized
		Appreciation/
	Contracts	Depreciation
Long Contracts:
U.S. Treasury Notes 2-Year Futures, September 2009 (Current Notional Value of $216,219 per contract)	16	$(6,114)
U.S. Treasury Notes 5-Year Futures, September 2009 (Current Notional Value of $114,719 per contract)	109	(43,901)

Total Long Contracts:	125	(50,015)

Short Contracts:
U.S. Treasury Bond 30-Year Futures, September 2009 (Current Notional Value of $118,359 per contract)	26	(69,970)
U.S. Treasury Notes 10-Year Futures, September 2009 (Current Notional Value of $116,266 per contract)	275	122,114

Total Short Contracts:	301	52,144

Total Futures Contracts	426	$2,129

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

Swap agreements outstanding as of June 30, 2009:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Bank of America, N.A.	Carnival Corp.	Buy	1.570%	03/20/18	$855	$0	$(989)	BBB
Bank of America, N.A.	CenturyTel, Inc.	Buy	0.880	09/20/17	530	0	1,246	BBB
Bank of America, N.A.	Toll Brothers, Inc.	Buy	2.900	03/20/13	1,065	0	(52,381)	BBB
Barclays Bank PLC	Whirlpool Corporation	Buy	1.000	06/20/14	365	19,680	25,285	BBB
Goldman Sachs International	Sealed Air Corp.	Buy	1.080	03/20/18	370	0	2,193	BB

					3,185	19,680	(24,646)

Goldman Sachs International	CDX.NA.IG.10	Sell	1.550	06/20/13	5,973	34,087	(57,020)	NR
Merrill Lynch International	CDX.NA.IG. HVOL.12	Sell	5.000	06/20/14	7,350	468,769	568,451	NR

					13,323	502,856	511,431

Total Credit Default Swaps					$16,508	$522,536	$486,785

Interest Rate Swaps

		Pay/
		Receive			Notional
	Floating	Floating	Fixed	Expiration	Amount
Counterparty	Rate Index	Rate	Rate	Date	(000)	Value

JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	**	11/15/21	$2,667	$(248,160)

Barclays Bank PLC	USD-LIBOR BBA	Receive	**	11/15/19	2,446	(183,225)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/20	2,915	(253,376)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	05/15/21	2,156	(194,825)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/21	2,225	(164,479)

						(795,905)

Total Interest Rate Swaps						$(1,044,065)

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

Inflation Asset Swap

		Receive	Pay		Notional
	Reference	Floating	Fixed	Expiration	Amount
Counterparty	Entity	Rate Index	Rate	Date	(000)	Value

Barclays Bank PLC	United States Treasury Inflation Indexed Bond***	USD-LIBOR BBA	3.625%	04/15/28	$670	$21,780

Total Credit Default, Interest Rate and Inflation Asset Swaps						$(535,500)

Swap Collateral Received from Counterparty
Merrill Lynch International						$(560,000)

Total Swap Collateral Received						$(560,000)

Total Swap Agreements						$(1,095,500)

NR—Not Rated

*	Credit Rating as issued by Standard and Poor’s

**	Zero coupon swap. The Fund and/or counterparty will make a net payment on the expiration date.

***	Notional amount of security adjusted for inflation.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Assets:
Corporate Bonds
Banking	$—	$42,935,312	$—	$42,935,312
Electric	—	16,619,721	—	16,619,721
Wireline	—	15,839,805	—	15,839,805
Noncaptive-Consumer Finance	—	10,759,382	—	10,759,382
United States Government Agency Obligations	—	9,075,266	—	9,075,266
Pharmaceuticals	—	9,190,907	—	9,190,907
Food/Beverage	—	8,101,417	—	8,101,417
Property & Casualty Insurance	—	7,416,170	—	7,416,170
Media-Cable	—	7,113,161	—	7,113,161
Pipelines	—	6,799,651	—	6,799,651
Life Insurance	—	6,380,112	—	6,380,112
Diversified Manufacturing	—	6,341,870	—	6,341,870
Independent Energy	—	5,060,902	—	5,060,902

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Corporate Bonds continued
Integrated Energy	$—	$4,474,043	$—	$4,474,043
Metals	—	4,040,404	—	4,040,404
Technology	—	3,531,096	—	3,531,096
Media-Noncable	—	3,186,558	—	3,186,558
Retailers	—	3,178,461	—	3,178,461
Tobacco	—	3,032,978	—	3,032,978
Wireless	—	2,796,098	—	2,796,098
Entertainment	—	2,493,584	—	2,493,584
Railroads	—	2,470,149	—	2,470,149
Health Insurance	—	1,568,880	—	1,568,880
Health Care	—	1,552,137	—	1,552,137
Supermarkets	—	1,467,211	—	1,467,211
Oil Field Services	—	1,462,140	—	1,462,140
Consumer Products	—	1,376,018	—	1,376,018
Asset Backed Securities	—	1,322,087	—	1,322,087
Construction Machinery	—	1,221,348	—	1,221,348
Collateralized Mortgage Obligation	—	1,191,669	—	1,191,669
Chemicals	—	1,171,445	—	1,171,445
Automotive	—	1,044,959	—	1,044,959
Building Materials	—	945,382	—	945,382
Restaurants	—	812,230	—	812,230
Aerospace & Defense	—	671,857	—	671,857
Foreign Government Obligations	—	578,104	—	578,104
REITS	—	487,829	—	487,829
Paper	—	485,246	—	485,246
Packaging	—	387,083	—	387,083
Other Utilities	—	282,931	—	282,931
General Purpose	—	235,697	—	235,697
Home Construction	—	116,375	—	116,375
Short-term Investments	—	2,239,573	—	2,239,573
Futures	122,114	—	—	122,114
Inflation Asset Swap	—	21,780	—	21,780
Credit Default Swap	—	597,175	—	597,175

Total Assets	122,114	202,076,203	—	202,198,317

Liability:
Futures	(119,985)	—	—	(119,985)
Interest Rate Swaps	—	(1,044,065)	—	(1,044,065)
Credit Default Swap	—	(110,390)	—	(110,390)

Total Liabilities	$(119,985)	$(1,154,455)	$—	$(1,274,440)

See Notes to Financial Statements

Van Kampen Bond Fund
Portfolio of Investments  ■  June 30, 2009  continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Securities

Balance as of 6/30/08	$91,255
Accrued Discounts/Premiums	-0-
Realized Gain/Loss	(1,291,481)
Change in Unrealized Appreciation/Depreciation	1,243,586
Net Purchases/Sales	(43,360)
Net Transfers in and/or of Level 3	-0-

Balance as of 6/30/09	$-0-
Net Change in Unrealized Appreciation/Depreciation from Investments still held as of 6/30/09	-0-

See Notes to Financial Statements

Van Kampen Bond Fund
Financial Statements

Statement of Assets and Liabilities
June 30, 2009

Assets:
Total Investments (Cost $200,253,449)	$201,457,248
Cash	206
Receivables:
Interest	2,723,483
Investments Sold	1,878,742
Variation Margin on Futures	38,833
Swap Contracts	8,451
Other	66

Total Assets	206,107,029

Liabilities:
Payables:
Investments Purchased	1,517,957
Income Distributions	77,289
Investment Advisory Fee	69,386
Other Affiliates	11,910
Other	3,954
Swap Contracts	1,103,951
Trustees’ Deferred Compensation and Retirement Plans	208,805
Accrued Expenses	127,784

Total Liabilities	3,121,036

Net Assets	$202,985,993

Net Asset Value Per Common Share ($202,985,993 divided by 11,317,176 shares outstanding)	$17.94

Net Assets Consist of:
Common Shares ($1.00 par value with 15,000,000 shares authorized, 11,317,176 shares issued and outstanding)	$11,317,176
Paid in Surplus	206,838,253
Net Unrealized Appreciation	147,892
Accumulated Undistributed Net Investment Income	(411,091)
Accumulated Net Realized Loss	(14,906,237)

Net Assets	$202,985,993

See Notes to Financial Statements

Van Kampen Bond Fund
Financial Statements  continued

Statement of Operations
For the Year Ended June 30, 2009

Investment Income:
Interest	$11,761,726
Dividends	52,906

Total Income	11,814,632

Expenses:
Investment Advisory Fee	810,104
Accounting and Administrative Expenses	83,444
Transfer Agent Fees	74,719
Professional Fees	61,721
Custody	47,598
Reports to Shareholders	36,431
Registration Fees	21,146
Trustees’ Fees and Related Expenses	16,744
Depreciation in Trustees’ Deferred Compensation Accounts	(34,147)
Other	7,758

Total Expenses	1,125,518
Less Credits Earned on Cash Balances	134

Net Expenses	1,125,384

Net Investment Income	$10,689,248

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(16,652,941)
Futures	(7,141,804)
Swap Contracts	19,606,392

Net Realized Loss	(4,188,353)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(1,525,784)

End of the Period:
Investments	1,203,799
Futures	2,129
Swaps Contracts	(1,058,036)

147,892

Net Unrealized Appreciation During the Period	1,673,676

Net Realized and Unrealized Loss	$(2,514,677)

Net Increase in Net Assets from Operations	$8,174,571

See Notes to Financial Statements

Van Kampen Bond Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$10,689,248	$10,358,783
Net Realized Loss	(4,188,353)	(5,037,614)
Net Unrealized Appreciation During the Period	1,673,676	1,003,028

Change in Net Assets from Operations	8,174,571	6,324,197

Distributions from Net Investment Income	(12,666,941)	(10,403,933)

Net Change in Net Assets from Investment Activities	(4,492,370)	(4,079,736)

From Capital Transactions:
Value of Common Shares Issued Through Dividend Reinvestment	140,312	-0-

Net Change in Net Assets	(4,352,058)	(4,079,736)
Net Assets:
Beginning of the Period	207,338,051	211,417,787

End of the Period (Including accumulated undistributed net investment income of $(411,091) and $(414,054), respectively)	$202,985,993	$207,338,051

See Notes to Financial Statements

Van Kampen Bond Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended June 30,
	2009		2008		2007		2006	2005

Net Asset Value, Beginning of the Period	$18.33		$18.70		$18.59		$19.69	$19.15

Net Investment Income	0.95	(a)	0.92	(a)	0.90	(a)	0.89 (a)	0.96
Net Realized and Unrealized Gain/Loss	(0.22)		(0.37)		0.15		(1.03)	0.60

Total from Investment Operations	0.73		0.55		1.05		(0.14)	1.56
Less Distributions from Net Investment Income	1.12		0.92		0.94		0.96	1.02

Net Asset Value, End of the Period	$17.94		$18.33		$18.70		$18.59	$19.69

Common Share Market Price at End of the Period	$17.12		$16.62		$16.84		$16.40	$17.80
Total Return (b)	10.29%		4.17%		8.38%		–2.59%	10.69%
Net Assets at End of the Period (In millions)	$203.0		$207.3		$211.4		$211.2	$223.8
Ratio of Expenses to Average Net Assets	0.58%		0.61%		0.57%		0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets	5.54%		4.82%		4.72%		4.61%	4.90%
Portfolio Turnover	59%		111%		188%		64%	61%

(a)	Based on average shares outstanding.

(b)	Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

See Notes to Financial Statements

Van Kampen Bond Fund
Notes to Financial Statements  ■  June 30, 2009

1. Significant Accounting Policies
Van Kampen Bond Fund (the “Fund”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek interest income while conserving capital.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange traded securities), analysis of issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Credit default and interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective July 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Van Kampen Bond Fund
Notes to Financial Statements  ■  June 30, 2009  continued

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with its custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2009, the Fund had $784,851 of when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Investment Income Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted over the expected life of each applicable security.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 2009, the Fund had an

Van Kampen Bond Fund
Notes to Financial Statements  ■  June 30, 2009  continued

accumulated capital loss carryforward for tax purposes of $14,867,930, which will expire according to the following schedule:

Amount	Expiration

$753,340	June 30, 2011
472,610	June 30, 2015
2,210,603	June 30, 2016
11,431,377	June 30, 2017

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$200,570,056

Gross tax unrealized appreciation	$6,948,363
Gross tax unrealized depreciation	(6,061,171)

Net tax unrealized appreciation on investments	$887,192

F. Distribution of Income and Gains The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.
The tax character of distributions paid during the years ended June 30, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$12,709,428	$10,408,196

Permanent differences, primarily due to reclassification of swap gains and losses to income and book to tax amortization differences, resulted in the following reclassifications among the Fund’s components of net assets at June 30, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Paid-in Surplus

$1,980,656	$(1,980,656)	-0-

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$151,225

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions and gains and losses recognized for tax purposes on open futures transactions on June 30, 2009.

Van Kampen Bond Fund
Notes to Financial Statements  ■  June 30, 2009  continued

G. Credits Earned on Cash Balances During the year ended June 30, 2009, the Fund’s custody fee was reduced by $134 as a result of credits earned on cash balances.

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.42%
Over $500 million	.35%

For the year ended June 30, 2009, the Fund recognized expenses of approximately $18,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $21,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

Van Kampen Bond Fund
Notes to Financial Statements  ■  June 30, 2009  continued

3. Capital Transactions
For the years ended June 30, 2009 and 2008, transactions in common shares were as follows:

	For the Year Ended	For the Year Ended
	June 30, 2009	June 30, 2008

Beginning Shares	11,308,623	11,308,623
Shares Issued Through Dividend Reinvestment	8,553	-0-

Ending Shares	11,317,176	11,308,623

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $120,370,376 and $102,428,492 respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $12,311,229 and $3,700,079, respectively.

5. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

Van Kampen Bond Fund
Notes to Financial Statements  ■  June 30, 2009  continued

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.
Summarized below are specific types of derivative financial instruments used by the Fund.

A. Futures Contracts The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchanges clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended June 30, 2009 were as follows:

Contracts

Outstanding at June 30, 2008	600
Futures Opened	4,466
Futures Closed	(4,640)

Outstanding at June 30, 2009	426

B. Swap Contracts The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or

Van Kampen Bond Fund
Notes to Financial Statements  ■  June 30, 2009  continued

deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Upfront payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. As disclosed in the footnotes to the Portfolio of Investments, the aggregate fair value of credit default swaps in a net liability position as of June 30, 2009 was $110,390. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $213,948. If a defined credit event had occurred as of June 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $7,893,000 less the value of the contracts’ related reference obligations.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap

Van Kampen Bond Fund
Notes to Financial Statements  ■  June 30, 2009  continued

contracts. Interest rate swaps, including inflation asset swaps, are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount except in the case of inflation asset swaps where the principal amount is periodically adjusted for inflation. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective January 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

Van Kampen Bond Fund
Notes to Financial Statements  ■  June 30, 2009  continued

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
	Balance Sheet	Fair	Balance Sheet	Fair
Primary Risk Exposure	Location	Value	Location	Value

Interest Rate Contracts	Variation Margin on Futures, Swap Contracts	$143,894	Variation Margin on Futures, Swap Contracts	$(1,164,050)
Credit Contracts	Swap Contracts	597,175	Swap Contracts	(110,390.00)

Total		$741,069		$(1,274,440)

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized gains/losses by type of derivative contract for the period ended June 30, 2009 in accordance with FAS 161:

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Futures	Swap Contracts	Total

Interest Rate Contracts	$(7,141,804)	20,337,014	$13,195,210
Credit Contracts	0	(730,622)	(730,622)

Total	$(7,141,804)	$19,606,392	$12,464,588

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Futures	Swap Contracts	Total

Interest Rate Contracts	$175,521	$(8,566,017)	$(8,390,496)
Credit Contracts	0	1,559,527	1,559,527

Total	$175,521	$(7,006,490)	$(6,830,969)

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
The Adviser had entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of Morgan Stanley, effective January 6, 2009. The Sub-Advisory Agreement was subsequently terminated on August 5, 2009. The Sub-Adviser provided the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and directors. The Adviser paid the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Van Kampen Bond Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Van Kampen Bond Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Bond Fund (the “Fund”), including the portfolio of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Bond Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 21, 2009

Van Kampen Bond Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Trust Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Bond Fund
Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on June 17, 2009, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Fund:

	# of Shares
	In Favor	Withheld

Rod Dammeyer	9,812,485	254,129
Linda Hutton Heagy	9,818,798	307,817
Wayne W. Whalen	9,802,325	264,290

The other trustees of the Fund whose terms did not expire in 2009 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein and Suzanne H. Woolsey.

Van Kampen Bond Fund
Trustee and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds’ Board of Trustees and the Funds’ officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the fund generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 1997	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance advisory board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2003	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Van Kampen Bond Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Rod Dammeyer (68) CAC, LLC 4350 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 1997	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2003	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

Van Kampen Bond Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 1997	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Van Kampen Bond Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 1997	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Bond Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2003	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Bond Fund
Trustee and Officer Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Bond Fund
Trustee and Officer Information  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.
Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1998	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Bond Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Chief Executive Officer has certified to the New York Stock Exchange that, as of July 1, 2009, he was not aware of any violation by the Fund of NYSE corporate governance listing standards.

The certifications by the Fund’s principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Fund’s report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

Your Notes

Your Notes

Your Notes

Van Kampen Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

VBFANN 08/09
IU09-03544P-Y06/09

Item 2. Code of Ethics.
(a)	The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2008 and the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees: Rod Dammeyer, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant		Covered Entities	(1)
Audit Fees	$33,260		N/A

Non-Audit Fees
Audit-Related Fees	$0		$498,000	(2)
Tax Fees	$2,750	(3)	$0
All Other Fees	$1,400		$5,000
Total Non-Audit Fees	$4,150		$503,000

Total	$37,410		$503,000
2008

	Registrant		Covered Entities	(1)
Audit Fees	$35,015		N/A

Non-Audit Fees
Audit-Related Fees	$0		$215,000	(2)
Tax Fees	$1,650	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$1,650		$215,000

Total	$36,665		$215,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

-	Van Kampen Investments Inc.

-	Van Kampen Asset Management

-	Van Kampen Advisors Inc.

-	Van Kampen Funds Inc.

-	Van Kampen Investor Services Inc.

-	Morgan Stanley Investment Management Inc.

-	Morgan Stanley Trust Company

-	Morgan Stanley Investment Management Ltd.

-	Morgan Stanley Investment Management Company

-	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate and Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund invests in exclusively non-voting securities and therefore this item is not applicable to the Fund.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Van Kampen Bond Fund
FUND MANAGEMENT
PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Adviser’s Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. The current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and the execution of the overall strategy of the Fund are Virginia Keehan, A Vice President of the Adviser, Joseph Mehlman, an Executive Director of the Adviser, and Christian G. Roth, a Managing Director of the Adviser. Ms. Keehan has been associated with the Adviser in an investment management capacity since February 2004 and began managing the Fund in December 2008. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in December 2008. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in January 2009.
The composition of the team may change without notice from time to time.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
As of June 30, 2009:
Ms. Keehan managed two registered investment companies with a total of approximately $958.1 million in assets; no pooled investment vehicles other than registered investment companies and no other accounts.
Mr. Mehlman managed two registered investment companies with a total of approximately $958.1 million in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $400.3 million in assets.
Mr. Roth managed six registered investment companies with a total of approximately $1.1 billion in assets; 20 pooled investment vehicles other than registered investment companies with a total of approximately $11.4 billion in assets; and 54 other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $14.7 billion in assets. Of these other accounts, six accounts with a total of approximately $1.4 billion in assets had performance-based fees.
Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGER COMPENSATION STRUCTURE
Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.
BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
- Cash Bonus;
- Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;
- Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;
- Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
- Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds’/accounts’ disclosure materials and guidelines. The assets managed by the portfolio manager in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Manager” above. Generally, the greatest weight is placed on the three- and five-year periods.
- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
- Contribution to the business objectives of the Adviser.
- The dollar amount of assets managed by the portfolio manager.
- Market compensation survey research by independent third parties.
- Other qualitative factors, such as contributions to client objectives.
- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
As of June 30, 2009, the portfolio manager did not own any shares of the Fund.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Bond Fund

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	August 20, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	August 20, 2009

By: Name:	/s/ Stuart N. Schuldt Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	August 20, 2009